UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2021

Romeo Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4380 Ayers Avenue Vernon, CA 90058	90058
(Address of principal executive offices)	(Zip Code)

(844) 257-8557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RMO	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	RMO.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On March 11, 2021, Romeo Power, Inc. (the “Company”) issued a press release announcing the extension of the previously announced redemption date with respect to all of the outstanding public warrants to purchase shares of its common stock, $0.0001 par value per share, that were issued under the Warrant Agreement, dated February 7, 2019, by and between the Company (formerly known as RMG Acquisition Corp.) and American Stock Transfer & Trust Company, LLC, as warrant agent, as part of the units sold in the initial public offering of RMG Acquisition Corp. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the Notice of Extension of Redemption Date delivered by the Company is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Pursuant to the Notice of Extension of Redemption Date, the redemption date has been extended until April 5, 2021 to allow additional time for holders to exercise their public warrants. Any public warrants that remain unexercised at 5:00 p.m. New York City time on April 5, 2021 will be void and no longer exercisable and their holders will have no rights with respect to those public warrants, except to receive the redemption price of $0.01 per warrant.

None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 or the Notice of Extension of Redemption Date attached hereto as Exhibit 99.2 shall constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 11, 2021.

99.2	Notice of Extension of Redemption Date, dated March 11, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Romeo Power, Inc.

Date: March 11, 2021	By:	/s/ Lionel E. Selwood, Jr.
	Name:	Lionel E. Selwood, Jr.
	Title:	President and Chief Executive Officer